EXHIBIT 10.3

EXCHANGE AGREEMENT

        This Exchange Agreement (this "Agreement") is made and entered into as of September 28, 2001, by Ascent Energy Inc., a Delaware corporation (the "Company"), and Pontotoc Acquisition Corp., a Nevada corporation, Pontotoc Production Company, Inc., a Texas corporation, Oklahoma Basic Economy Corporation, an Oklahoma corporation, Pontotoc Holdings, Inc., an Oklahoma corporation, and Pontotoc Gathering, L.L.C., an Oklahoma limited liability company (collectively, the "Subsidiary Guarantors"), and the holders (the "Initial Investors") of Senior Secured Notes due 2003 (the "Devo Notes") of Devo Holding Company LLC, a Delaware limited liability company ("Devo"). The Company and the Subsidiary Guarantors are sometimes referred to herein as the "Issuers."

        WHEREAS, Devo has merged with and into the Company; and

        WHEREAS, the Company proposes to issue $65,716,032 aggregate principal amount of its 11¾% Senior Notes due 2006 (the "Notes") under an indenture to be entered into between the Company, the Subsidiary Guarantors and U.S. Bank N.A. as trustee (the "Indenture"), in exchange for the Devo Notes;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Exchange of Notes. On the basis of the representations, warranties, agreements and covenants contained herein and subject to the terms and conditions herein set forth, the Company agrees to issue to the Initial Investors, and each of the Initial Investors agrees to purchase from the Company the principal amount of Notes set forth next to such Initial Investor's name on Schedule I hereto in exchange for the principal amount of Devo Notes set forth next to such Initial Investor's name on Schedule I hereto.

        2.    Payment and Delivery. At closing, one or more certificates in definitive global form representing the Notes, registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), shall be deposited, by or on behalf of the Company, with DTC or its designated custodian, against delivery of certificates representing the Devo Notes.

        3.    The Closing. The closing of the exchange of the Notes (the "Closing") shall take place at the offices of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., 201 St. Charles Avenue, New Orleans, Louisiana 70170 at 9:00 a.m. on September 28, 2001 or at such other time and place as the Company shall designate.

        4.    Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

                (a)    The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets and to consummate the transactions contemplated by this Agreement; and has secured any other authorizations, approvals, permits and orders required by law for the conduct of its business as it is currently being conducted and to consummate the transactions contemplated by this Agreement.

                (b)    Each of the Subsidiary Guarantors is duly incorporated or organized, validly existing and in good standing under the laws of its state of incorporation or organization, with full power and authority to conduct its business as it is currently being conducted and to own its assets and to consummate the transactions contemplated by this Agreement; and has secured any other authorizations, approvals, permits and orders required by law for the conduct of its business as it is currently being conducted and to consummate the transactions contemplated by this Agreement.

                (c)    The Notes have been duly and validly authorized for issuance and sale to the Initial Investors by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                (d)    The Company is not in default in the performance of any obligation, agreement or condition contained in any agreement of the Company or in any agreement by which the Company or any of its property is bound; and the execution and delivery of this Agreement, the fulfillment of the terms set forth herein and therein and the consummation of the transactions contemplated hereby and thereby will not conflict with, or constitute a breach of or default under, any agreement, indenture or instrument by which the Company is bound or any law, administrative rule, regulation or decree of any court or any governmental body or administrative agency applicable to the Company.

                (e)    The execution, delivery and performance of this Agreement, the Registration Rights Agreement (as defined below) and the Indenture each have been duly authorized by all necessary corporate action of the Company. This Agreement, the Registration Rights Agreement each has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with their terms.

                (f)    The execution, delivery and performance of the Registration Rights Agreement and the Indenture have been duly authorized by all necessary corporate or other action of each of the Subsidiary Guarantors. The Registration Rights Agreement and the Indenture have been duly executed and delivered by each of the Subsidiary Guarantors and constitutes a valid and binding obligation of each of the Subsidiary Guarantors, enforceable in accordance with its terms.

                (g)    The merger of each of Devo Holding Company, LLC and Devo Operating Company, LLC with and into Ascent Energy Inc. has been duly and validly effected.

        5.     Registration Rights. At the Closing, the Company and the Subsidiary Guarantors will enter into a Registration Rights Agreement (the "Registration Rights Agreement") in the form attached hereto as Appendix A with the Initial Investors and the other parties thereto.

        6.    Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

        7.    Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof (other than as set forth in the Registration Rights Agreement) shall be assignable by either the Company or the Initial Investors without the prior written consent of the other party.

        8.    Entire Agreement. This Agreement and the Registration Rights Agreement constitute the entire agreement of the Initial Investors and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

        9.    Applicable Law. THE VALIDITY AND INTERPRETATION OF THIS PURCHASE AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        10.    Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        11.    Severability. If any provision of this Agreement or the application thereof to the Undersigned or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

        12.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

        13.    Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

(a)	If to the Company, at the following address: Ascent Energy Inc. 1700 Redbud Boulevard, Suite 450K McKinney, Texas 75069 Attention: President
(b)	If to the Initial Investors, at the following address: Jefferies & Company, Inc. 650 California Street San Francisco, CA 94108 Attention: Joe Maly

        14.    Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

[Remainder of this Page Intentionally Left Blank.]

        IN WITNESS WHEREOF, the Initial Investors, the Company and the Subsidiary Guarantors have executed this Agreement, effective as of the 28th day of September, 2001.

THE COMPANY:

ASCENT ENERGY INC.

By:
Name:
Title:

THE SUBSIDIARY GUARANTORS:

PONTOTOC ACQUISITION CORP.

By:
Name:
Title:

PONTOTOC PRODUCTION COMPANY, INC.

By:
Name:
Title:

OKLAHOMA BASIC ECONOMY CORPORATION

By:
Name:
Title:

PONTOTOC HOLDINGS, INC.

By:
Name:
Title:

PONTOTOC GATHERING, L.L.C.

By:
Name:
Title:

THE INITIAL INVESTORS:

JEFFERIES & COMPANY, INC., on its own behalf

By:
Name:
Title:

JEFFERIES & COMPANY, INC.,

As Manager for:
Jefferies Partners Opportunity Fund, L.L.C.
Jefferies Partners Opportunity Fund II, L.L.C.
Jefferies Employee Opportunity Fund, L.L.C.

By:
Name:
Title:

SHARED OPPORTUNITY FUND IIB, L.L.C.

By:	TCW Asset Management Company, its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW SHARED OPPORTUNITY FUND III, L.P.

By:	TCW Asset Management Company, its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW/CRESCENT MEZZANINE PARTNERS, L.P.

By:	TCW/ Crescent Mezzanine, L.L.C., its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW/CRESCENT MEZZANINE TRUST

By:	TCW/ Crescent Mezzanine, L.L.C., its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.

By:	TCW/ Crescent Mezzanine, L.L.C., its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

TCW LEVERAGED INCOME TRUST IV, L.P.

By:	TCW Asset Management Company, its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

By: TCW (LINC IV), L.L.C.,
as General Partner

By:	TCW Asset Management Company, as its Managing Member

By:
Name:
Title:

By:
Name:
Title:

ING FURMAN SELZ INVESTORS III L.P.
ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC
ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

By:	FS Private Investments III LLC, Manager

By:
Name:
Title:

Schedule I
Initial Investor	Principal Amount of Notes	Principal Amount of Devo Notes

Jefferies & Company, Inc.	$18,840,337	$17,774,976
Jefferies Partners Opportunity Fund, L.L.C	$13,996,445	$13,205,000
Jefferies Partners Opportunity Fund II, L.L.C.	$11,875,523	$11,204,000
Jefferies Employee Opportunity Fund, L.L.C.	$2,969,941	$2,802,000
Shared Opportunity Fund IIB, L.L.C.	$1,395,022	$1,316,138
TCW Shared Opportunity Fund III, L.P.	$7,905,199	$7,458,185
TCW/Crescent Mezzanine Partners, L.P.	$1,047,458	$988,228
TCW/Crescent Mezzanine Trust	$319,110	$301,066
TCW/Crescent Mezzanine Investment Partners, L.P.	$28,453	$26,844
TCW Leveraged Income Trust IV, L.P.	$2,325,036	$2,193,563
ING Furman Selz Investors III L.P.	$3,493,381	$3,295,841
ING Barings U.S. Leveraged Equity Plan LLC	$1,062,372	$1,002,298
ING Barings Global Leveraged Equity Plan Ltd.	$457,745	$431,861